SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

   __________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2023

GPO Plus, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-56286	37-1817132
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3571 E. Sunset Road, Suite 300 Las Vegas, NV	89120
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 855-935-4769

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Brand Ambassador Agreement

On February 3, 2023, GPO Plus, Inc. (the “Company”) entered in a Brand Ambassador Agreement (the “Agreement”) and, William Ray Norwood Jr. aka “Ray J” f/s/o 17, INC. and Byron Booker f/s/o LOOKHU, INC. the “Consultant” or “Consultants”). The term of the Agreement is two years with automatic one year renewal periods unless terminated by either party.

Scope of Services. During the term of the Agreement, the Consultant shall serve as the Company’s advisor, spokesperson, celebrity endorser and brand ambassador to provide the services customarily associated with such roles for a similar company that develops and manufactures specialty products, distribution, and specialty retail industry, specifically with smoke and vape shops with Company’s THE feel good SHOP (collectively, the “Services”). The Services will be on-camera and off-camera, taped, filmed or recorded in such manner and by such process or device as Company may determine, and will be rendered in accordance with Company’s reasonable direction. This includes social media content, videos, clips, images and other content typically shared on social media.

Compensation. In consideration for the Services to be rendered by Consultant, the Company shall grant to Consultant a total of Seven Hundred Fifty Thousand (750,000) restricted shares of the Company’s common stock to be issued to Consultants as follows;

 (i) upon signing this Agreement, each Consultant will promptly receive Ninety-three Thousand Seven Hundred Fifty (93,750) restricted shares of common stock, which shall vest immediately and be issued to them or their designee, for which they will perform Services for a minimum of 90 days; and

 (ii) for each additional quarterly extension that is completed after the Effective Date, unless the Agreement is earlier terminated pursuant, each Consultant will receive an additional Ninety-three Thousand Seven Hundred Fifty (93,750) restricted shares which shall vest immediately upon the completion of the Services for the quarterly Term.

The Agreement, which is filed herewith as Exhibit 10.1, should be reviewed in its entirety for additional information. The Company has issued a press release relating to the foregoing, a copy of which is attached as Exhibit 99.1 to this Current Report.

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 Item 9.01 - Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

10.1	Brand Ambassador Agreement

99.1	Press Release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GPO Plus, Inc.

/s/ Brett H. Pojunis
Brett H. Pojunis Chief Executive Officer

Date: February 13, 2023

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